Exhibit 99.1

Eagle Broadband Reports Year-End Results

LEAGUE CITY, TX, Nov 17, 2006 (MARKET WIRE via COMTEX News Network) -- Officials with Eagle Broadband, Inc. (AMEX: EAG), a national provider of broadband, Internet Protocol (IP) and digital communications technology and services, today announced that the company has filed its Form 10-K with the Securities and Exchange Commission reporting results for the fiscal year ended August 31, 2006.

"Fiscal year 2006 was a year of transformation and rebuilding," said Dave Micek, president and CEO of Eagle Broadband. "We significantly cut expenses, shed unprofitable non-core businesses, hired key managers, and have successfully transformed Eagle into an IPTV company focused on our end-to-end, turnkey IPTV video solution: IPTVComplete(TM) and our MediaPro IP set-top boxes. We have completed the construction of our super-headend in Miami, and are currently delivering almost 250 channels of television and music content to ANEW Broadband."

For the most recent fiscal year, the company reduced its adjusted net loss by 62% to $9 million from $23.9 million in the previous year. Adjusted net loss, a non-GAAP financial measure, is calculated as the loss from operations before impairment charges, loss from discontinued operations, other income/(expense) and depreciation.

The company calculated adjusted net loss as follows:

                                          Fiscal years ended August 31,
                                               2006           2005
                                          -------------- --------------
Net loss (GAAP)                           $ (26,933,000) $ (57,010,000)
Adjustments:
  Income (loss) from discontinued operations   (657,000)       752,000
  Other income/(expense)                     (1,293,000)      (638,000)
  Depreciation expense                       (2,090,000)    (4,367,000)
  Impairment charges                        (13,876,000)   (28,815,000)
                                          -------------- --------------
Adjusted net loss                         $  (9,017,000) $ (23,942,000)
                                          ============== ==============

Adjusted net loss is not comparable to earnings determined in accordance with generally accepted accounting principles. Accordingly, adjusted net loss as determined by the company may not be comparable to similarly titled measures reported by other companies. The company believes that this computation is useful in analyzing operating performance, but should be used only in conjunction with results reported in accordance with generally accepted accounting principles.

Micek continued, "In executing our strategy of positioning Eagle to capitalize on the growing IPTV market, we significantly streamlined our operations, as evidenced by a significant reduction in our adjusted operating expenses."

Adjusted operating expenses, a non-GAAP financial measure, declined from $21.4 million to $8.4 million; a reduction of more than 60%. Adjusted operating expenses are calculated as operating expenses excluding impairment and depreciation. The company calculated this adjusted operating expenses measure as follows:

                                          Fiscal years ended August 31,
                                               2006           2005
                                          -------------- --------------
Operating expenses                         $ 24,341,000   $ 54,586,000
Adjustments:
Impairment charges                           13,876,000     28,815,000
Depreciation expense                          2,090,000      4,367,000
                                          -------------- --------------
Adjusted operating expenses                $  8,375,000   $ 21,404,000
                                          ============== ==============

Additional information on the financial condition and results of operations can be found in the company's Annual Report on Form 10-K for the fiscal year ended August 31, 2006, filed with the Securities and Exchange Commission on November 17, 2006.

In connection with the audit of the fiscal year 2006 financial statements, the company's independent registered public accountants have rendered a report that expresses substantial doubt about the ability of the company to continue as a going concern.

A summary of highlights for fiscal year 2006 includes:

-- Adjusted net loss, a non-GAAP financial measure, was reduced from $23.9 million in fiscal 2005 to $9 million in fiscal 2006, a 62% reduction.

-- Reduced adjusted operating expenses, a non-GAAP financial measure, by more than $13 million, or 61%, as compared to fiscal 2005.

-- Strengthened the management team with the appointment of Brian Morrow as chief operating officer and general manager of the IPTV division.

-- Signed ANEW Broadband as an IPTVComplete customer.

-- Significantly added to the company's extensive inventory of IPTV studio content contracts.

-- Brought to market a new high definition set-top box, the IP3000HD, which is a highly capable, yet inexpensive solution for both hospitality markets and IPTV customers.

-- Received a patent on SatMAX(R) technology.

-- Introduced the SatMAX Alpha Emergency Communications System, a portable Iridium-based satellite phone emergency communications system designed for disaster recovery, crisis management and emergency preparedness.

-- Received SatMAX orders from Norfolk Southern and Textron Systems.

-- Completed municipal Wi-Fi installation projects for the cities of St. Cloud, Florida, and Franklin, Tennessee.

-- Received a three-year IT services contract with one of North America's largest independent oil and gas producers.

-- Exited residential security monitoring, as management determined that this component of the monitoring business was not synergistic with the company's core competencies.

-- Entered into an operations agreement with a third party to operate the majority of Eagle's traditional cable business, thereby significantly reducing operating expenses and headcount.

-- Entered into a $5,000,000 equity line of credit with Dutchess Private Equities Fund.

-- Secured over $4 million of traditional, non-convertible debt financing to enable the company to quickly proceed with building its Miami super headend to provide IPTVComplete to the southeastern region of the United States.

Subsequent to year end, Eagle has:

-- Completed the construction of Miami super-headend.

-- Reduced debt obligations by more than $2.7 million.

-- Completed a site survey for a third municipal Wi-Fi installation project.

-- Received and shipped an order for five portable SatMAX Alpha units.

-- Sold certain equipment leases held by an Eagle subsidiary for $900,000.

"Our management team believes the company is well positioned to capitalize on the fast-growing IPTV market," concluded Micek. "We will continue to execute on our business plan with the expectation of improving the company's financial position."

For more information on Eagle Broadband, visit www.eaglebroadband.com.

About Eagle Broadband, Inc.

Eagle Broadband is a technology company that develops and delivers products and services in three core business segments:

-- IPTV -- Eagle Broadband's IPTVComplete(TM) provides direct access to more than 200 channels of high-demand programming from popular entertainment providers, often using Eagle's high-definition, set-top boxes.

-- SatMAX(R) -- Eagle Broadband's SatMAX provides indoor/outdoor communications utilizing the global Iridium-based (www.iridium.com) satellite communications system. It offers both fixed and mobile solutions, including the emergency first responder SatMAX Alpha “SatMAX-in-a-suitcase” technology.

-- IT Services - Eagle Broadband's IT Services Group is a full-service integrator offering a complete range of network technology products including VoIP, remote network management, network implementation services and IT project management services.

EAGG

Forward-looking statements in this release regarding Eagle Broadband, Inc., are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, the company's ability to continue as a going concern, the company's liquidity constraints and ability to obtain financing and working capital on favorable terms, the continued acceptance of the company's products, increased levels of competition, new products and technological changes, the company's dependence upon third-party suppliers, intellectual property rights, and other risks detailed from time to time in the company's periodic reports filed with the Securities and Exchange Commission.

Media Contacts:
Jackie Hutto
Griffin Integrated Marketing
(281) 335-0200

Jesse Blum
Friedland Corporate Investor Services LLC
(866) 356-0651

SOURCE: Eagle Broadband